EXHIBIT 10.36

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of May 19, 2006, is by and between BigString Corporation, a corporation incorporated and organized under the laws of State of Delaware, with its principal executive offices at 3 Harding Road, Suite F, Red Bank, New Jersey 07701 (the "Company"), and Robb Knie, with a mailing address of P.O. Box 785, Maywood, New Jersey 07607 (the "Holder").

         WHEREAS, upon the terms and subject to the conditions of the Asset Purchase Agreement, dated as of May 19, 2006, between the Company and the Holder (the "Asset Purchase Agreement"), the Holder received 750,000 shares (the "Shares") of the Company's common stock, par value $.0001 per share ("Common Stock"); and

         WHEREAS, the Company agreed to provide to the Holder certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws, with respect to the Shares;

          NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holder hereby agree as follows:


1. Definitions. As used in this Agreement, the following terms shall have the meanings ascribed to them:

         (a) "1933 Act" shall have the meaning set forth in the second recital of this Agreement.

         (b) "1934 Act" shall have the meaning set forth in Section 6(a) of this Agreement.

         (c)      "Agreement"   shall  have  the   meaning   set  forth  in  the
                  introductory paragraph of this Agreement.

         (d) "Asset Purchase Agreement" shall have the meaning set forth in the first recital of this Agreement.

         (e) "Claims" shall have the meaning set forth in Section 6(a) of this Agreement.

         (f) "Closing Date" shall mean the date on which the closing of the Asset Purchase Agreement occurs.

         (g) "Common Stock" shall have the meaning set forth in the first recital of this Agreement.

         (h) "Company" shall have the meaning set forth in the introductory paragraph of this Agreement.

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         (i)      "Holder" shall have the meaning set forth in the introductory paragraph of this Agreement.

         (j)      "Indemnified  Damages"  shall  have the  meaning  set forth in
                  Section 6(a) of this Agreement.

         (k)      "Indemnified  Party"  shall  have  the  meaning  set  forth in
                  Section 6(b) of this Agreement.

         (l)      "Indemnified  Person"  shall  have the  meaning  set  forth in
                  Section 6(a) of this Agreement.

         (m) "Person" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

         (n) "Principal Market" means either The American Stock Exchange, Inc., The New York Stock Exchange, Inc., The Nasdaq National Market, The Nasdaq Capital Market or the National Association of Securities Dealer's, Inc. OTC electronic bulletin board, whichever is the principal market on which the Common Stock is listed or quoted.

         (o)      "Records"  and  "Record"  shall have the  meaning set forth in
                  Section 3(h) of this Agreement.

         (p) "Register," "Registered," and "Registration" refer to a registration effected by preparing and filing with the SEC one or more registration statements in compliance with the 1933 Act and pursuant to Rule 415, and effectiveness of such registration statement(s).

         (q)      "Registration  Default"  shall have the  meaning  set forth in
                  Section 3(e) of this Agreement.

         (r)      "Registration  Period"  shall  have the  meaning  set forth in
                  Section 3(a) of this Agreement.

         (s) "Registrable Securities" means the Shares and any shares of capital stock issued or issuable with respect to the Shares, if any, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, which have not been (i) included in a Registration Statement that has been declared effective by the SEC, or (ii) sold under circumstances meeting all of the applicable conditions of Rule 144 (or any similar provision then in force) under the 1933 Act.

         (t) "Registration Statement" means a registration statement of the Company filed under the 1933 Act.

         (u) "Rule 144" shall have the meaning set forth in Section 8 of this Agreement

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         (v)      "Rule 415" means Rule 415 under the 1933 Act or any  successor rule providing for offering securities on a continuous basis.

         (w)      "SEC"  means  the  United  States   Securities   and  Exchange
                  Commission.

         (x) "Shares" shall have the meaning set forth in the first recital of this Agreement.

         (y) "Violations" shall have the meaning set forth in Section 6(a) of this Agreement.

2. Registration on Form SB-2 or other Registration Form. The Company shall, as soon as practicable, but not later than 90 calendar days following the Closing Date, file with the SEC a Registration Statement on Form SB-2, or such other form of registration statement which may be available, covering the sale of all of the Registrable Securities, which Registration Statement shall state that, in accordance with Rule 416 promulgated under the 1933 Act, such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon stock splits, stock dividends or similar transactions.

3.  Related   Obligations.   The  Company  shall  have  the  following   further
obligations:

         (a) Continued Effectiveness. The Company shall keep such Registration Statement effective pursuant to Rule 415 until the earlier of (i) one year from the date the Registration Statement becomes effective and (ii) the date on which the Holder shall have sold all the Registrable Securities (the "Registration Period"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

         (b) Amendments. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to keep such Registration Statement effective during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of the Registrable Securities of the Company covered by such Registration Statement.

         (c) Information. The Company shall furnish to the Holder and its legal counsel without charge (i), promptly after the same is prepared and filed with the SEC, at least one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, the prospectus included in such Registration Statement and, with respect to such Registration Statement, any correspondence by or on behalf of the Company to the SEC or the staff of the SEC and any correspondence from the SEC or the staff of the SEC to the Company or its representatives, (ii) upon the effectiveness of any Registration Statement, a reasonable number of copies of the prospectus included in such Registration Statement and all amendments and supplements thereto, and (iii) such other documents, including copies of any prospectus, as the Holder may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities.

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

         (d) Blue Sky. The Company shall use reasonable efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under the applicable securities or "blue sky" laws of such states of the United States as specified by the Holder, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Holder of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

         (e) Certain Events. As promptly as practicable after becoming aware of such event, the Company shall notify the Holder in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading ("Registration Default"), and use all diligent efforts to promptly prepare a supplement or amendment to such Registration Statement and take any other necessary steps to cure the Registration Default and deliver a reasonable number of copies of such supplement or amendment to the Holder. The Company shall also promptly notify the Holder in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Holder by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate, (iv) in the event the Registration Statement is no longer effective, or (v) the Registration Statement is stale for a period of more than five (5) trading days as a result of the Company's failure to timely file its financials.

         (f) Stop Orders. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Holder who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

         (g) Review and Comment. The Company shall permit the Holder and a single firm of counsel, as designated by it, to review and comment upon a Registration Statement and all

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

amendments and supplements thereto at least three (3) business days prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects. The Company shall not submit to the SEC a request for acceleration of the effectiveness of a Registration Statement or file with the SEC a Registration Statement or any amendment or supplement thereto without the prior approval of such counsel, which approval shall not be unreasonably withheld.

         (h) Availability of Information. The Company shall make available for inspection by (i) any Holder and (ii) one firm of attorneys and one firm of accountants or other agents retained by the Holder (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records" and individually a "Record"), as shall be reasonably deemed necessary by each Inspector, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall hold in strict confidence and shall not make any disclosure (except to the Holder) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (A) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (B) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (C) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. The Holder agrees that he shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

         (i) Confidentiality. The Company shall hold in confidence and not make any disclosure of information concerning the Holder provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning the Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to the Holder and allow the Holder, at the Holder's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

         (j) Listing or Quotation. The Company shall use its best efforts to secure designation and quotation of all the Registrable Securities covered by any Registration Statement on the Principal Market. If, despite the Company's best efforts, the Company is unsuccessful in satisfying the preceding sentence, it shall use its best efforts to cause all the Registrable Securities covered by any Registration Statement to be listed or quoted on each other national securities exchange and automated quotation system, if any, on which securities of the same

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

class or series issued by the Company are then listed or quoted, if any, if the listing or quoting of such Registrable Securities is then permitted under the rules of such exchange or system. If, despite the Company's best efforts, the Company is unsuccessful in satisfying the two preceding sentences, it will use its best efforts to secure the inclusion for quotation with Pink Sheets, LLC. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(j).

         (k) Amendment of Registration Statement. If requested by the Holder, the Company shall (i) as soon as reasonably practical incorporate in a prospectus supplement or post-effective amendment such information as the Holder reasonably determine should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the offering of the Registrable Securities to be sold in such offering, (ii) make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment, and
(iii) supplement or make amendments to any Registration Statement if reasonably requested by the Holder.

         (l) Other Approvals. The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

         (m) Compliance with SEC Regulations. The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

         (n) Other Actions. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Holder of Registrable Securities pursuant to a Registration Statement.

4. Obligations of the Holder.

         (a) Required Information. At least 5 calendar days prior to the first anticipated filing date of a Registration Statement, the Company shall notify the Holder in writing of the information the Company requires from the Holder if the Holder elects to have any of the Holder's Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of the Holder that the Holder shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall reasonably be required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request The Holder covenants and agrees that, in connection with any resale of Registrable Securities by it pursuant to a Registration Statement, it shall comply with the "Plan of Distribution" section of the current prospectus relating to such Registration Statement.

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

         (b) Further Cooperation. The Holder shall cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless the Holder has notified the Company in writing of the Holder's election to exclude all of the Holder's Registrable Securities from such Registration Statement.

         (c) Discontinuance of Disposition in Certain Events. Upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e), the Holder will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement covering such Registrable Securities until the Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or the first sentence of 3(e).

5. Expenses of Registration. All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printing and accounting fees, and fees and disbursements of counsel for the Company, shall be paid by the Company.

6. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

         (a) Indemnification by Company. To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Holder and any agents or representatives thereof, and each Person, if any, who controls, the Holder within the meaning of the 1933 Act or the Securities
Exchange Act of 1934, as amended (the "1934 Act") (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, "Claims"), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which it may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements therein were made, not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a

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Registration  Statement (the matters in the foregoing  clauses (i) through (iii)
being,  collectively,  "Violations").  Subject to the  restrictions set forth in
Section 6(c) with respect to the number of legal counsel, the Company shall reimburse the Indemnified Party, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by him, her or it in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus were timely made available by the Company pursuant to Section 3(c); (ii) shall not be available to the extent such Claim is based on (A) a failure of the Holder to deliver or to cause to be delivered the prospectus made available by the Company or (B) the Indemnified Person's use of an incorrect prospectus despite being promptly advised in advance by the Company in writing not to use such incorrect prospectus; and (iii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the resale of the Registrable Securities by the Holder pursuant to the Registration Statement.

         (b) Indemnification by Holder. In connection with any Registration Statement in which the Holder is participating, the Holder agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by the Holder or its agents or representatives expressly for use in connection with such Registration Statement; and, subject to Section 6(c), the Holder will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Holder, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the resale of the Registrable Securities by the Holder pursuant to the Registration Statement. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus were corrected on a timely basis in the prospectus, as then amended or supplemented.

         (c) Indemnification Procedure. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or

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proceeding  (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such counsel shall be selected by the Holder if the Holder is entitled to indemnification hereunder, or the Company, if the Company is entitled to indemnification hereunder, as applicable. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying
party  all  information   reasonably  available  to  the  Indemnified  Party  or
Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully appraised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its or his consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim. Following indemnification as provided for hereunder, the indemnifying party shall be surrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

         (d) Payment of Indemnification.  The  indemnification  required by this
Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

         (e) Non-exclusivity. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

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

7. Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that:
(a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in
Section 6; and (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation.

8. Reports Under the 1934 Act. With a view to making available to the Holder the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Holder to sell securities of the Company to the public without registration ("Rule 144"), the Company shall:

         (a) make and keep public information available, as those terms are understood and defined in Rule 144;

         (b) file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

         (c) furnish to the Holder, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Holder to sell such securities pursuant to Rule 144 without registration.

9. No Assignment of Registration Rights. The rights under this Agreement shall not be assignable.

10. Amendment of Registration Rights. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon the Holder and the Company.

11. Miscellaneous.

         (a) Waivers and Communications. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided a confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly

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

addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

         BigString Corporation
         3 Harding Road
         Red Bank, New Jersey 07701

         Attention:    Darin M. Myman
                       President and Chief Executive Officer

         Telephone:    (732) 741-2840
         Facsimile:    (732) 741-2842

If to the Holder:

         Robb Knie
         P.O. Box 785
         Maywood, New Jersey 07607

         Telephone:    (201) 446-7900
         Facsimile:    (415) 358-8893

         Each party shall provide five (5) business days prior notice to the other party of any change in address, phone number or facsimile number.

         (b) Non-waiver. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

         (c) Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New Jersey without regard to the principles of conflict of laws. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the State of New Jersey, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it or he is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it or him under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

         (d) Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein.

         (e) Integration. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

         (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (g) Counterparts. This Agreement may be executed in two or more identical counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

         (h) Further  Actions.  Each party shall do and perform,  or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the day and year first above written.

                                   BigString Corporation


                              By:  /s/ Darin M. Myman
                                   ---------------------------------------
                             Name: Darin M. Myman
                            Title: President and Chief Executive Officer



                                   Robb Knie


                                   /s/ Robb Knie
                                   ---------------------------------------






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